PURCHASE AND SALE AGREEMENT
                           ---------------------------

         THIS PURCHASE AND SALE AGREEMENT is made this 26th day of August, 2000 (the "Date of this Agreement"), by and between VDC TELECOMMUNICATIONS, INC., a Delaware corporation ("Seller"), and OMNETRIX INTERNATIONAL, INC., a Colorado corporation ("Buyer").

                                R E C I T A L S :
                                -----------------

         WHEREAS, Seller is engaged in the telecommunications business;  and

         WHEREAS, Seller DESIRES TO SELL AND ASSIGN TO buyer, and Buyer desires to purchase and assume from Seller, on the terms and subject to the conditions set forth in this Agreement, the Purchased Assets, as defined herein.

         NOW, THEREFORE, in consideration of the recitals and of the mutual covenants, conditions, warranties and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 When used in this Agreement, the following terms shall have the meanings specified:

         "Affiliate" shall mean any Person controlling, controlled by or under common control with Seller. "Control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. Control is presumed by the ownership (whether legal or beneficial) of over fifty percent (50%) of the applicable Person.

         "Agreement" shall mean this Purchase and Sale Agreement, together with the Schedules and the Exhibits attached hereto, as the same shall be amended from time to time in accordance with the terms hereof.

         "Assumed Liabilities" is defined in Section 2.4.

         "Bill of Sale" shall mean the instrument in the form of EXHIBIT "A" attached hereto.
                                  Page 1 of 32
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         "Buyer"  shall  mean   OMNETRIX   INTERNATIONAL,  INC.,   a    Colorado
corporation.

         "Buyer's Certificate" shall mean the corporate certifications of Buyer in the form of EXHIBIT "B" attached hereto.

         "Closing" shall mean the conference to be held at 10:00 a.m., Greenwich, Connecticut, time on the Closing Date at the offices of VDC Telecommunications, Inc. at 75 Holly Hill Lane, Greenwich, CT 06830, or at such other location, at which the transactions contemplated by this Agreement shall be consummated.

         "Closing Date" shall mean (a) August 26, 2000; or (b) such other date as Buyer and Seller may agree upon in writing. The Closing may not occur after August 30, 2000, unless Buyer and Seller agree in writing to extend the Closing Date beyond such date. The Closing shall be deemed effective as of the opening of business on the Closing Date.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Earnest Money" is defined in Section 2.2.

         "Event of Loss" shall mean any loss, taking, condemnation, damage or destruction of or to any of the Purchased Assets.

         "Exhibits" shall mean those exhibits referred to in this Agreement which have been delivered concurrently with the execution of this Agreement, and which are hereby incorporated herein and made a part hereof.

         "Lien" shall mean any lien or encumbrance directly affecting the Purchased Assets.

         "Person" shall mean any natural person, general or limited partnership, corporation, firm, association or other legal entity.

         "Purchased Assets" shall mean the right, title and interest of Seller in and to the assets described on EXHIBIT "C" hereto and incorporated herein by reference.

         "Purchase Price" is defined in Section 2.2.

         "Schedules" shall mean those schedules referred to in this Agreement which have been delivered concurrently with the execution of this Agreement, and which are hereby incorporated herein and made a part hereof.

         "Seller"   shall  mean   VDC  TELECOMMUNICATIONS,  INC.,   a   Delaware
corporation.

         "Seller's Certificate" shall mean the corporate certifications of Seller in the form of EXHIBIT "D" attached hereto.

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

         1.2      Singular/Plural; Gender; Sections.   Where  the   context   so
                  ---------------------------------
requires or permits, the use of the singular form includes the plural, and the use of the plural form includes the singular, and the use of any gender includes any and all genders. Except as specifically set forth herein, all Section references are to Sections and articles of this Agreement.

                                   ARTICLE II

                                PURCHASE AND SALE

         2.1      Purchase and Sale. On the terms and subject to the  conditions
                  -----------------
set forth in this Agreement, Seller shall, at the Closing on the Closing Date, sell, assign, convey, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of Seller's right, title and interest, legal and equitable, as of the Closing Date, in and to the Purchased Assets. THE PURCHASED ASSETS ARE BEING PURCHASED IN AN "AS IS", "WHERE IS" CONDITION. Except for the express warranties set forth in aRTICLE iv, SELLER does not make, and hereby disclaims, any and all other Express and/or implied warranties, including, but not limited to, warranties of merchantability, fitness for a particular purpose, noninfringement and title, and any warranties arising from a course of dealing, usage, or trade practice. SELLER MAKES NO REPRESENTATIONS OF OWNERSHIP IN OR TRANSFERABILITY OF SOFTWARE.

         2.2      Purchase Price.  The  total  purchase  price for the Purchased
                  --------------
Assets shall be TWO HUNDRED AND TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($225,000.00) (the "Purchase Price"). The Purchase Price shall be paid as follows:

                  (a) On the Date of this Agreement, Buyer shall deliver to Seller a cashier's check in the amount of thirty-SIX Thousand EIGHT hundred and seventy-five and no/100 Dollars ($36,875.00) (the "Second Payment") as an earnest money deposit. Additionally, Seller shall retain the FIFTEEN Thousand SIX HUNDRED AND TWENTY FIVE AND no/100 Dollars ($15,625.00) paid by Buyer to Seller in connection with the execution of a Letter of Intent (the "First Payment") (the First Payment and the Second Payment are collectively referred to as the "Earnest Money"). If this Agreement is terminated (by either party or for any reason whatsoever), then to compensate Seller for its work on this Agreement and transaction and for the loss of a benefit of the bargain (and not as a penalty) the Earnest Money, together with all interest earned thereon, shall be kept by Seller without further obligation or liability to Buyer. The parties agree, in this regard, that the forfeit of the Earnest Money is reasonable and the damages associated with failure to consummate the transaction represented by this Agreement are difficult to estimate. The retention of the Earnest Money shall not be deemed an election of remedies. Notwithstanding the foregoing, if Seller is in default in the performance of its material obligations under this Agreement or has materially breached its representations and warranties hereunder and fails to cure said default or breach within five (5) calendar days of written notice from Buyer and Buyer is not in default of its material obligations under this Agreement and has not materially breached its representations and warranties hereunder, then Seller shall keep the First Payment and shall return the Second Payment to Buyer.

                  (b) The Purchase Price, less the Earnest Money shall be paid to Seller in immediately available funds at Closing, as defined herein, subject to compliance with the terms and conditions set forth herein and fulfillment of all conditions precedent as specified herein.

         2.3      Closing Date Deliveries.  At the Closing on the Closing Date:
                  -----------------------

                  (a) Seller shall deliver, or cause to be delivered, to Buyer, properly executed and dated as of the Closing Date all documents required under Section 7.7 of this Agreement.

                  (b) Buyer shall deliver, or cause to be delivered, to Seller, properly executed and dated as of the Closing Date all documents required under Section 8.3 of this Agreement.

         2.4      Assumption  of  Liabilities.  As of  the Closing,  Buyer shall
                  ---------------------------
assume and become obligated to pay any debt, obligation or liability of any kind or nature arising out of the Purchased Assets (the "Assumed Liabilities"). To the best of Seller's knowledge, as of the Date of this Agreement, there are no Liens on the Purchased Assets. Nothing in the foregoing sentence shall impose upon Seller any duty of investigation or due diligence. Without limiting the generality of the foregoing sentence, Seller shall have no duty to perform a UCC lien search in any state or jurisdiction.

         2.5      Taxes. All federal, state, local and other transfer, sales and
                  -----
use taxes applicable to, imposed upon or arising out of the transfer to Buyer of the Purchased Assets as contemplated by this Agreement shall be paid by Buyer.

         2.6      Risk of Loss. Subject to Section 10.1  hereof, the risk of all
                  ------------
Events of Loss prior to the Closing shall be upon Seller and the risk of all Events of Loss at or subsequent to the Closing shall be upon Buyer.

         2.7      Allocation of Purchase Price.  The  Purchase  Price  will   be
                  ----------------------------
allocated among the Purchased Assets in accordance with SCHEDULE 2.7. Buyer and Seller each agree to report such allocation to the Internal Revenue Service in the form required by Treasury Regulation 1.1060T.

                                   ARTICLE III

                             GOVERNMENTAL APPROVALS

         3.1      Governmental  Approvals.  Promptly  following the execution of
                  -----------------------
this Agreement, if executed prior to the Closing Date, Buyer shall proceed to prepare and file with the appropriate governmental authorities any requests for approvals or waivers that are required from governmental authorities in connection with the Closing, and shall diligently and expeditiously prosecute such requests for approvals or waivers and all proceedings necessary to secure such approvals and waivers.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing in accordance with Section 10.4, as follows:

         4.1      Organization.  Seller  is  a  corporation  duly  organized and
                  ------------
validly existing under the laws of the State of Delaware. Seller has the power to own or lease its properties and to carry on its business in the place where such properties are now owned, leased or operated and such business is now conducted.

         4.2      Authorization:   Enforceability.   The execution, delivery and
                  -------------------------------
performance of this Agreement and all of the documents and instruments required hereby by Seller and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Seller, and no other proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by Seller, the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws at the time in effect affecting the enforceability or rights of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies.

         4.3      Authority; No Breach. Seller has the requisite corporate power
                  --------------------
and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, or constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Articles of Incorporation or Bylaws of Seller or any indenture, mortgage, lease, loan agreement or other agreement or instrument by which Seller or the Purchased Assets are bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which Seller or the Purchased Assets are subject.

         4.4      Governmental Authorities; Consents. The Seller is not required
                  ----------------------------------
to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of any governmental or regulatory authority is required to be obtained by Seller in connection with its execution, delivery and performance of this Agreement.

         4.5      Brokers.  Neither this Agreement  nor the sale and purchase of
                  -------
the Purchased Assets or any other transaction contemplated by this Agreement was induced or procured through any Person acting on behalf of or representing Seller as broker, finder, investment banker, financial advisor or in any similar capacity.

         4.6      Title to  Purchased  Assets.  Seller owns good and  marketable
                  ---------------------------
title in and to the Purchased Assets. SELLER MAKES NO REPRESENTATIONS REGARDING THE OWNERSHIP OF OR TRANSFERABILITY OF ANY SOFTWARE CONTAINED OR USED WITH THE SWITCH. THE SELLER HEREBY SELLS THE HARDWARE TO THE BUYER.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller which representations and warranties shall survive the Closing in accordance with Section 10.4, as follows:

         5.1      Organization.   Buyer  is  a  corporation  duly  organized and
                  ------------
validly existing under the laws of the State of Colorado, with the requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

         5.2      Execution,  Delivery;  Valid  and  Binding  Agreement.     The
                  -----------------------------------------------------
execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby do not conflict with or result in any breach of any provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration of any lien, security interest, charge or encumbrance upon any assets of the Buyer, or require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Articles of Incorporation or Bylaws of Buyer or any indenture, mortgage, lease, loan agreement or other agreement or instrument by which Buyer is bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which Buyer is subject. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by Buyer the valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws at the time in effect affecting the enforceability or right of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies.

         5.3      Brokers.  Neither this Agreement  nor the sale and purchase of
                  -------
the Purchased Assets or any other transaction contemplated by this Agreement was induced or procured through any Person acting on behalf of or representing Buyer as broker, finder, investment banker, financial advisor or in any similar capacity.

                                   ARTICLE VI

                       CERTAIN MATTERS PENDING THE CLOSING

         From and after the Date of this Agreement, if prior to the Closing Date, and until the Closing:

         6.1      Access.  Buyer and its   authorized   agents,   officers   and
                  ------
representatives shall have access to the Purchased Assets to conduct such examination and investigation of the Purchased Assets as it deems necessary, provided that such examinations shall be during the Seller's normal business hours, and shall not interfere with Seller's operations.

         6.2      Notice of Adverse  Changes.  Pending the Closing  Date, Seller
                  --------------------------
shall give Buyer prompt notice of the occurrence of any Event of Loss.

                                   ARTICLE VII

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

         The obligations of Buyer to be performed on the Closing Date shall be subject to the satisfaction of the following conditions on or before the Closing
Date:

         7.1      Compliance  with  Agreement.  Seller shall have  performed and
                  ---------------------------
complied with all of its material obligations under this Agreement which are to be performed or complied with by it prior to or at the Closing;

         7.2      Representations  and  Warranties.   The  representations   and
                  --------------------------------
warranties made by Seller in Section IV of this Agreement shall be materially true and correct as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date;

         7.3      Event of Loss.  Between  the  Date  of this  Agreement and the
                  -------------
Closing, the Purchased Assets shall not have sustained an Event of Loss which individually or in the aggregate would cost in excess of $20,000 to repair;

         7.4      Deliveries  at Closing.  Seller shall have delivered or caused
                  ----------------------
to be delivered to the Buyer the documents, each properly executed and dated as of the Closing Date, required pursuant to Section 7.7;

         7.5 Seller shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing;

         7.6 Seller's Board of Directors shall have approved this Agreement and the transactions contemplated hereby;

         7.7 On the Closing Date, Seller shall have delivered to Buyer all of the following:

                  (a) the Bill of Sale and such other instruments of conveyance, transfer, assignment and delivery as Buyer shall have reasonably requested pursuant to Section 2.3(a) hereof;

                  (b) a copy of the text of the resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement; along with a certificate executed on behalf of Seller, by its corporate secretary certifying to Buyer that such copy is a true, correct and complete copy of such resolutions, and that such resolutions were duly adopted and have not been amended or rescinded;

                  (c) an officers' certificate executed on behalf of Seller by its corporate secretary certifying the signature and office of each officer executing this Agreement or any of the related documents;

                  (d) a certificate of good standing from the Secretary of State of the State of Delaware, dated at or about the Closing, to the effect that such corporation is in good standing under the laws of such state; and

                  (e)      an executed copy of each of the related documents.

         If any of the conditions set forth in this Article VII have not been satisfied, the Buyer may nevertheless elect to proceed with the consummation of the transactions contemplated hereby. Any such election to proceed shall be evidenced by a certificate signed on behalf of the Buyer by an officer of the Buyer.

                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

         The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

         8.1      Compliance with Agreement.  Buyer  shall  have  performed  and
                  -------------------------
complied with all of its material obligations under this Agreement which are to be performed or complied with by it prior to or at the Closing. Without limiting the generality of the preceding sentence, for purposes of this Agreement, the delivery of the Second Payment and the full Purchase Price shall be deemed a material obligation.

         8.2      Representations  and  Warranties.   The  representations   and
                  --------------------------------
warranties made by Buyer in this Agreement shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date;

         8.3      Deliveries  at  Closing.   In addition to the payments  listed
                  -----------------------
under Section 2.2(a) of this Agreement, Buyer shall have delivered or caused to be delivered to Seller the following documents, each properly executed and dated as of the Closing Date:

                  (a) a promissory note (the "Note") in form and substance substantially as set forth in Exhibit "E";

                  (b) a security agreement (the "Security Agreement") ") in form and substance substantially as set forth in Exhibit "F";

                  (c) a State of Colorado UCC-1 ("UCC-1") in form and substance substantially as set forth in Exhibit "G";

                  (d) a copy of the text of the resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement, along with a certificate executed on behalf of Buyer by its corporate secretary certifying to Seller that such copy is a true, correct and complete copy of such resolutions, and that such resolutions were duly adopted and have not been amended or rescinded, and

                  (e) an officers' certificate executed on behalf of Buyer by its corporate secretary certifying the signature and office of each officer executing this Agreement or any of the related documents;

                  (f) a certificate of good standing from the Secretary of State of the State of Colorado, dated at or about the Closing, to the effect that such corporation is in good standing under the laws of such state; and

                  (g) such other documents as Seller shall reasonably request.

         8.4 Buyer shall have performed in all material respects all the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

         8.5 There shall not be threatened, instituted or pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions, (ii) seeking to invalidate or render unenforceable any material provision of this Agreement, or (iii) otherwise relating to and materially adversely affecting the transactions contemplated hereby; and

         8.6 There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby by any federal, state or foreign court, government or governmental authority or agency, which would reasonably be expected to result, directly or indirectly, in any of the consequences referred to in Section 8.5 hereof.

         If any of the conditions set forth in this Article VIII have not been satisfied, Seller may nevertheless elect to proceed with the consummation of the transactions contemplated hereby. Any such election to proceed shall be evidenced by a certificate signed on behalf of Seller by an officer of Seller.

                                   ARTICLE IX

                                 INDEMNIFICATION

         9.1      Survival of Representations and Warranties.
                  ------------------------------------------

         Notwithstanding any investigation made by or on behalf of any of the parties hereto or the results of any such investigation and notwithstanding the participation of such party in the Closing, the representations and warranties contained in this Agreement shall survive the Closing for a period of three years following the Closing Date.

         9.2      Indemnification by Seller.
                  -------------------------

                  (a) Seller shall indemnify and hold Buyer harmless from and against, and agree promptly to defend Buyer from and reimburse Buyer for, any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which Buyer may at any time suffer or incur, or become subject to, as a result of or in connection with any material breach or inaccuracy of any of the representations and warranties made by Seller in or pursuant to this Agreement, or in any instrument, certificate or affidavit delivered by Seller at the Closing in accordance with the provisions of any Section hereof.

                  (b)      Nothing  contained  in this Section 9.2 shall provide
         Seller with rights of indemnification or remedies against Buyer greater than as set forth in Section 10.2 if the transactions contemplated by this Agreement fail to close.

         9.3      Indemnification by Buyer.
                  ------------------------

                  (a) Buyer shall indemnify and hold Seller harmless from and against, and agrees to promptly defend Seller from and reimburse Seller for, any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind (including, without limitation, reasonable attorney fees and other legal costs and expenses) which Seller may at any time suffer or incur, or become subject to, as a result of or in connection with:

                           (i) any material breach or inaccuracy of any representations and warranties made by Buyer in or pursuant to this Agreement, or in any certificate or affidavit delivered by Buyer at the Closing in accordance with the provisions of any Section hereof;

                           (ii) any failure by Buyer to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the documents and materials delivered by Buyer pursuant to this Agreement;

                           (iii)    the Assumed Liabilities; or

                           (iv) the operation and ownership of the Purchased Assets by Buyer from and after the Closing Date.

                  (b)      Nothing  contained in this Section 9.3  shall provide
         Seller with rights of indemnification or remedies against Buyer greater than as set forth in Section 10.2 if the transactions contemplated by this Agreement fail to close.

         9.4      Notification of Claims; Election to Defend.
                  ------------------------------------------

                  (a)      A  party  entitled  to  be  indemnified  pursuant  to
         Section 9.2 or 9.3 (the "Indemnified Party") shall notify the party liable for such indemnification (the "Indemnifying Party") in writing of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Subject to the Indemnifying Party's right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this Article IX within thirty (30) days after the receipt of written notice thereof from the Indemnified Party.

                  (b)      If   the  Indemnified   Party   shall   notify   the
         Indemnifying Party of any claim or demand pursuant to Section 9.4(a), and if such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party which the Indemnifying Party acknowledges is a claim or demand for which it must indemnify or hold harmless the Indemnified Party under Section 9.2 or 9.3, the Indemnifying Party shall have the right to employ counsel acceptable to the Indemnified Party to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any such claim or demand. The Indemnifying Party shall notify the Indemnified Party in writing, as promptly as possible (but in any case before the due date for the answer or response to a claim) after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under Section 9.4(a) of its election to defend in good faith any such third party claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand asserted by a third party against the Indemnified Party, the Indemnified Party shall not settle or compromise such claim or demand. The Indemnified Party shall cooperate with the Indemnifying Party with respect to such defense and shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party's possession reasonably required by it for its use in contesting any third party claim or demand. Whether or not the Indemnifying Party elects to defend any such claim or demand, the Indemnified Party shall have no obligations to do so.

                                    ARTICLE X

                TERMINATION; MISCELLANEOUS; CONFLICT OF INTEREST

         10.1     Termination.   This  Agreement  may  be  terminated  and   the
                  -----------
transactions contemplated hereby may be abandoned at any time on or prior to the Closing Date, as follows: (a) by mutual written agreement of Seller and Buyer; or (b) by Buyer if any of the conditions set forth in Article VII of this Agreement shall not have been fulfilled by the Closing Date; or (c) by Seller if any of the conditions set forth in Article VIII of this Agreement shall not have been fulfilled by the Closing Date.

         10.2     Rights on Termination: Waiver.
                  -----------------------------

                  (a) If this Agreement is terminated pursuant to Section 10.1(a), then Seller shall keep the Earnest Money and all further obligations of the parties under or pursuant to this Agreement shall terminate without further liability of either party to the other.

                  (b) If this Agreement is terminated pursuant to Section 10.1(b) or 10.1(c), then the parties shall be free to pursue all legal and equitable remedies, including specific performance, available to them. If this Agreement is terminated pursuant to Section 10.1(b) and Seller is in default in the performance of its material obligations under this Agreement or has materially breached its representations and warranties hereunder and fails to cure said default or breach within five (5) calendar days of written notice from Buyer and Buyer is not in default of its material obligations under this Agreement and has not materially breached its representations and warranties hereunder, then Seller shall keep the First Payment and shall return the Second Payment to Buyer.

         10.3     Bulk Transfer.  Buyer and Seller hereby waive compliance  with
                  -------------
the Bulk Transfer provisions of the Uniform Commercial Code and all similar laws.

         10.4     Survival. The obligations to indemnify contained in Article IX
                  --------
hereof, the agreements contained herein and, as limited by the introductory paragraphs of Articles IV and V hereof, the representations and warranties made in this Agreement or made pursuant hereto shall survive the Closing and the consummation of the transactions contemplated by this Agreement, and shall survive any independent investigation by Buyer or Seller, and any dissolution, merger or consolidation of Buyer or Seller and shall bind the legal representatives, assigns and successors of Buyer and Seller for a period of three (3) years after the Closing Date.

         10.5     Entire Agreement;  Amendment;  and Waivers. This Agreement and
                  ------------------------------------------
the documents referred to herein and to be delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision or breach of this Agreement, whether or not similar, unless otherwise expressly provided.

         10.6     Expenses.  Except as otherwise specifically  provided  herein,
                  --------
whether or not the transactions contemplated by this Agreement are consummated, each of the parties shall pay the fees and expenses of its respective counsel, accountants and other experts incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby.

         10.7     Benefit; Assignment.  This Agreement shall be binding upon and
                  -------------------
inure to the benefit of and shall be enforceable by Buyer and Seller and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         10.8     Confidentiality. Buyer agrees that prior to Closing, Buyer and
                  ---------------
its respective agents and representatives shall not use for its or their own benefit (except when directed by a court or as otherwise required by law), and shall hold in strict confidence and not disclose, (i) any data or information relating to Seller, or its Affiliates obtained from Seller or any of its directors, officers, employees, agents or representatives in connection with this Agreement, or (ii) any data and information relating to the business, customers, financial statements, conditions or operations of the Seller which is confidential in nature and not generally known to the public (clauses (i) and (ii) together, "Seller's Information"). If the transactions contemplated in this Agreement are not consummated for any reason, Buyer shall return to Seller all data, information and any other written material obtained by Buyer from Seller in connection with this transaction and any copies, summaries or extracts thereof, and shall refrain from disclosing any of Seller's Information to any third party or using any of Seller's Information for its own benefit or that of any other person.

         10.9     Notice.   All  notices,   consents,   waivers,   and     other
                  ------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to Seller:

                           VDC TELECOMMUNICATIONS, INC.
                           Attn:  Frederick A. Moran, President
                           75 Holly Hill Lane
                           Greenwich, CT  06830
                           (203) 552-0908 (facsimile)

                  If to Buyer:

                           OMNETRIX INTERNATIONAL, INC.
                           Attn:    William Van Vliet, President
                           3025 South Parker Road
                           Suite 705
                           Aurora, CO 80014
                           (303) 743-7835 (facsimile)

         10.10    Counterparts; Headings.  This  Agreement  may  be executed  in
                  ----------------------
multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution. The Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

         10.11    Income Tax  Position.  Neither  Buyer nor Seller  shall take a
                  --------------------
position for income tax purposes which is inconsistent with this Agreement.

         10.12    Severability.  The  invalidity or unenforceability of any term
                  ------------
of this Agreement shall not affect the validity or enforeceability of this Agreement or any of its other terms; in the event that any court or arbitrator determines that any provision of this Agreement is invalid or unenforceable, as the case may be, then, and in either such event, neither the enforceability nor the validity of said paragraph or section as a whole shall be affected. Rather, the scope of said paragraph or section shall be revised by the court or arbitrator as little as possible to make the paragraph or section enforceable. If the court or arbitrator will not revise said paragraph or section, then this Agreement shall be construed as though the invalid or unenforceable term(s) were not included herein.

         10.13    Judicial  Interpretation.  Should  any  provision   of    this
                  ------------------------
Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party which itself or through its agent prepared the same, it being agreed that the agents of each party have participated in the preparation hereof.

         10.14    Governing Law; Jurisdiction;  Trial by Jury.   This  Agreement
                  -------------------------------------------
shall be governed by and construed in accordance with the internal substantive and procedural laws of the State of Colorado without regard to conflict of laws principles. The parties consent to the personal jurisdiction and venue of the United States District Court for the District of Colorado in Denver, Colorado. The parties waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in either such court. At the Seller's sole election and determination, any legal, equitable, or arbitration action may also be brought in the State of Connecticut or in any other state or federal court of competent jurisdiction in any state in which the Buyer has assets and the parties waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in any such court. The parties expressly waive any right to a trial by jury.

         10.15    Remedies Cumulative.  Each right and remedy  granted to Seller
                  -------------------
under this Agreement shall be cumulative and in addition to any other right or remedy existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Seller from time to time concurrently or independently and as often and in such order as Seller may elect. Any failure or delay on the part of Seller in exercising any such right or remedy shall not operate as a waiver thereof.

         10.16    Saturdays, Sundays and Legal  Holidays.  If the time period by
                  --------------------------------------
which any acts or payments required hereunder must be performed or paid expires on a Saturday, Sunday or legal holiday, then such time period shall be automatically extended to the close of business on the next regularly scheduled business day.

                         [Remainder of page left blank]

                  IN WITNESS WHEREOF, the parties have executed this Purchase and Sale Agreement as of the day and year first above written.

                                    "SELLER"

WITNESS:                            VDC TELECOMMUNICATIONS, INC.

/s/ Clayton F. Moran
---------------------------
Signature

Clayton F. Moran                    By: /s/ Frederick A. Moran
---------------------------            -----------------------------------------
Print Name                                  Frederick A. Moran
                                            President

                                    "BUYER"

WITNESS:                            OMNETRIX INTERNATIONAL, INC.

/s/ Richard Krumbein
---------------------------
Signature

Richard Krumbein                       By:/s/ William Van Vliet
---------------------------            -----------------------------------------
Print Name                                 William Van Vliet
                                           President

                                  SCHEDULE 2.7

                                   EXHIBIT "A"
                                   -----------

                                  BILL OF SALE

                                   EXHIBIT "B"
                                   -----------

                              OFFICERS CERTIFICATE

                          OMNETRIX INTERNATIONAL, INC.

         I,  the  undersigned,   President  of  OMNETRIX  INTERNATIONAL,   INC.,
("Omnetrix"), a corporation organized and existing under the laws of the State of Colorado, DO HEREBY CERTIFY that:

         1. This Certificate is furnished pursuant to Section VIII of the Purchase and Sale Agreement (the "Agreement"), dated as of August ___, 2000, between Omnetrix and VDC Telecommunications, Inc., a Delaware corporation ("VDC"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to these terms in the Agreement.

         2. The persons named below have been duly elected, have duly qualified as and at all time since [____________] (to and including and date hereof) have been officers of Omnetrix, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

         Name                       Office                      Signature
         ----                       ------                      ---------

         William Van Vliet          President
                                                      --------------------------

         William Van Vliet          Secretary
                                                      --------------------------

         3. Attached hereto as Attachment A is a copy of the Certificate of Incorporation of Omnetrix, as filed in the Office of the Secretary of State on January 19, 2000, together with all amendments thereto adopted through the date hereof.

         4. Attached hereto as Attachment B is a true and correct copy of the By-Laws of Omnetrix, as in effect on January 24, 2000, together with all amendments thereto adopted through the date hereof.

         5. Attached hereto as Attachment C is a true and correct copy of resolutions duly adopted by the Board of Directors of Omnetrix at a meeting on __________, 2000, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. No new resolutions have been adopted by the Board of Directors of Omnetrix which deal with the execution, delivery or performance of the Agreement.

         6.       On   the   date  hereof,  the  representations  and warranties
contained in Article V of the Agreement are true and correct.

         IN WITNESS WHEREOF, I have hereunto set my hand this ___ of ________, 2000.


OMNETRIX INTERNATIONAL, INC.

By
  -------------------------------
Name:  William Van Vliet
Title: President

         I, the undersigned, Secretary of Omnetrix, DO HEREBY CERTIFY that:

         1. The Person making the above certifications is the duly elected and qualified President of Omnetrix and the signature above is her genuine signature.

         2. The certifications made by William Van Vliet in items 2, 3, 4, 5 and 6 above are true and correct.


         IN WITNESS WHEREOF, I have hereunto set my hand this ___ of _____, 2000.

OMNETRIX INTERNATIONAL, INC.

By
  --------------------------------

Name:    William Van Vliet
Title:   Secretary

                                  ATTACHMENT A

                    CERTIFICATE OF INCORPORATION OF OMNETRIX

                                  ATTACHMENT B

                               BYLAWS OF OMNETRIX

                                  ATTACHMENT C

                           CERTIFICATE OF SECRETARY OF

                          OMNETRIX INTERNATIONAL, INC.

         I, William Van Vliet, Secretary of OMNETRIX INTERNATIONAL, INC., a Colorado corporation ("Omnetrix"), HEREBY CERTIFY that at a special meeting of the Board of Directors of Omnetrix held on _______, 2000, a corporate resolution was adopted authorizing William Van Vliet, President of Omnetrix to execute on behalf of Omnetrix the Purchase and Sale Agreement (the "Agreement") dated August 26, 2000 between Omnetrix and VDC Telecommunications, Inc., a Delaware corporation ("VDC"), the promissory notes, security agreement, Colorado UCC-1 Financing Statement and any and all documents necessary to give effect to the transactions contemplated by the Agreement.

         I FURTHER CERTIFY that William Van Vliet , President of Omnetrix has the authority to execute on behalf of Omnetrix the Agreement and any and all documents, including agreements, promissory notes, and security agreements, necessary for Omnetrix to purchase from VDC, subject to the terms and conditions of the Agreement, the Purchased Assets listed in Exhibit "C" of the Agreement, and assume all obligations under the Agreement.

         I FURTHER CERTIFY that Omnetrix has the necessary authority to execute and deliver, and to perform its obligations under the Agreement.

         IN WITNESS WHEREOF, the undersigned has subscribed his name and affixed the seal of Omnetrix this ____ day of ______, 2000.

                                            By:
                                               ---------------------------------
                                                            Secretary

                                   EXHIBIT "C"
                                   -----------

A Telecommunications Switch manufactured by Siemens Stromberg Carlson, which includes:

- Rel 15.09 DCO-CS E/W for 2304 ports incl. Toll Free Number Expansion and 4 Digit CIC

- Enhanced SS7 with 800 portability, incl. SS7 backward call indication and circuit ID

-        SS7 spares

-        Qty.2 additional pairs A-links

-        Route by ANI on any 700/800 number

-        ISDN transport

-        DTF and Digital Interface CUA for ISDN transport

-        Digital I/F CUA for ISDN transport

-        Qty. 3 Digital Interface Unit PWBA's

-        Real Time ANI

                                   EXHIBIT "D"
                                   -----------

                              OFFICERS' CERTIFICATE

                          VDC TELECOMMUNICATIONS, INC.

         I, the undersigned, President of VDC TELECOMMUNICATIONS, INC., ("VDC"), a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that:

         1. This Certificate is furnished pursuant to Section VII of the Purchase and Sale Agreement (the "Agreement"), dated as of August 26, 2000, between VDC and Omnetrix International, Inc., a Colorado corporation ("Omnetrix"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to these terms in the Agreement.

         2. The persons named below have been duly elected, have duly qualified as and at all time since ____________, 19__ (to and including and date hereof) have been officers of VDC, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

         Name                               Office                Signature
         ----                               ------                ---------

         Frederick A. Moran                 President
                                                         -----------------------

         Frederick A. Moran                 Secretary
                                                         -----------------------
         3. Attached hereto as Attachment A is a copy of the Certificate of Incorporation of VDC, as filed in the Office of the Delaware Secretary of State on _______________, 19__, together with all amendments thereto adopted through the date hereof.

         4. Attached hereto as Attachment B is a true and correct copy of the By-Laws of VDC, as in effect on _____________, 19__, together with all amendments thereto adopted through the date hereof.

         5. Attached hereto as Attachment C is a true and correct copy of resolutions duly adopted by the Board of Directors of VDC at a meeting on ____________, 2000, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Attachment C, no resolutions have been adopted by the Board of Directors of VDC which deal with the execution, delivery or performance of the Agreement.

         6.       On the  date  hereof,  the  representations   and   warranties
contained in Article IV of the Agreement are true and correct.

         IN  WITNESS  WHEREOF,   I  have  hereunto  set  my  hand  this  ___  of
___________, 2000.


VDC TELECOMMUNICATIONS, INC.


------------------------------------
Name:  Frederick A. Moran
Title: President


         I, the undersigned, [Secretary/Assistant Secretary] of VDC, DO HEREBY CERTIFY that:

         1. The person making the above certifications is the duly elected and qualified President of VDC and the signature above is his/her genuine signature.

         2. The certifications made by Frederick A. Moran in items 2, 3, 4, 5 and 6 above are true and correct.


         IN WITNESS WHEREOF, I have hereunto set my hand this ___ of _________, 2000.


VDC TELECOMMUNICATIONS, INC.


By:
   ---------------------------------
Name:  Frederick A. Moran
Title: Secretary

                                  ATTACHMENT A

                          VDC ARTICLES OF INCORPORATION

                                  ATTACHMENT B

                                   VDC BYLAWS

                                  ATTACHMENT C

                           CERTIFICATE OF SECRETARY OF

                          VDC TELECOMMUNICATIONS, INC.


         I, Frederick A. Moran, Secretary of VDC TELECOMMUNICATIONS, INC., a Delaware corporation ("VDC"), HEREBY CERTIFY that at a special joint meeting of the Board of Directors of VDC held on __________, 2000, a corporate resolution was ratified and adopted authorizing Frederick A. Moran, President of VDC to execute on behalf of VDC the Purchase and Sale Agreement (the "Agreement") dated August 26, 2000 between VDC and Omnetrix International, Inc., a Colorado corporation ("Omnetrix"), and any and all documents necessary to give effect to the transactions contemplated by the Agreement.

         I FURTHER CERTIFY that Frederick A. Moran, President of VDC has the authority to execute on behalf of VDC the Agreement and any and all documents necessary for VDC to sell and irrevocably and unconditionally assign to Omnetrix, subject to the Agreement, the Purchased Assets listed in Exhibit "C" of the Agreement).

         I FURTHER CERTIFY that VDC has the necessary authority to execute and deliver, and to perform its obligations under the Agreement.

         IN WITNESS WHEREOF, the undersigned has subscribed his name and affixed the seal of VDC this ____ day of __________, 2000.

                                            By:
                                               ---------------------------------
                                                          Secretary

                                   EXHIBIT "E"
                                   -----------

                                 PROMISSORY NOTE

                                   EXHIBIT "F"
                                   -----------

                               SECURITY AGREEMENT

                                   EXHIBIT "G"
                                   -----------

                                      UCC-1


                                  Page 32 of 32